Dreyfus California Tax Exempt Bond Fund, Inc.

ANNUAL REPORT
May 31, 1999


[LION GRAPHIC]

[Dreyfus Logo]

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND
--------------------------------------------
                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              7     Statement of Investments

                             15     Statement of Assets and Liabilities

                             16     Statement of Operations

                             17     Statement of Changes in Net Assets

                             18     Financial Highlights

                             19     Notes to Financial Statements

                             23     Report of Independent Auditors

                             24     Important Tax Information

                                    FOR MORE INFORMATION
--------------------------------------------------------
                                    Back Cover

       Dreyfus California Tax Exempt   The Fund
                     Bond Fund, Inc.


LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Tax Exempt Bond Fund, Inc. covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Tax-exempt fixed-income securities generally provided good results relative to taxable U.S. Treasury securities over the past year. This was especially true during much of the second half of the reporting period. While prices of U.S. Treasury securities declined significantly over the first five months of 1999, a lack of new issuance relative to robust investor demand supported most municipal bond prices.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus California Tax Exempt Bond Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Joseph Darcy, Portfolio Manager

How did Dreyfus California Tax Exempt Bond Fund, Inc.
perform during the period?

The fund produced a 3.81% total return over the 12-month period ended May 31, 1999,1 the same return for the average of the Lipper California Municipal Debt Funds category for the same period.2

We attribute the fund's performance to the effects of higher intermediate- and long-term interest rates over the second half of the reporting period, which caused a modest decline in the fund's share price. In addition, because of changes in supply-and-demand influences during the last six months of 1999, returns of the intermediate-term municipal bonds in which the fund primarily invested during the period generally lagged those of long-term municipal bonds.

What is the fund's investment approach?

The fund's goal is to seek a high level of double tax-exempt income from a diversified portfolio of municipal bonds from California issuers. We also seek to provide a competitive total return.

In pursuit of these objectives, we employ two primary strategies. First, we attempt to add value by evaluating interest rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal

                                                                  The Fund  3
bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable U.S. Treasury bonds fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for municipal bonds.

In addition, because of strong economic conditions, California and its municipalities have had less need to borrow. As a result, 27% fewer tax-exempt bonds were issued in California over the 12-month reporting period than in the prior 12-month period. Yet, demand from California investors seeking double tax-free investment income has remained high. This supply and demand imbalance helped municipal bond prices decline less than U.S. Treasury bond prices, as measured by major market indices and benchmarks.

What is the fund's current strategy?

We have continued to search for the most attractive values in California's municipal bond market. We have found such values, in our opinion, in very high-quality bonds. Because the differences in yields between the highest-quality bonds and lower-quality bonds have been narrow by historical standards, we see little reason to assume the added credit risk lower-rated bonds entail. In addition, we have continued to monitor our existing holdings with an eye toward identifying potential credit problems as early as possible.

After maintaining the fund's average duration toward the short end of neutral in a rising interest-rate environment -- a position designed to capture higher yields as they became available -- we recently extended the fund's average duration toward the long end of its range. In our view, this position should help us lock in prevailing yields if the economy begins to slow and interest rates begin to decline from current levels. We have also remained vigilant in our efforts to identify tactical opportunities in anticipation of any supply-and-demand imbalances.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are fully taxable.
2 Source: Lipper Analytical Services, Inc.


                                                                  The Fund  5

FUND PERFORMANCE


$21,054
Lehman Brothers
Municipal Bond Index*

$18,356
Dreyfus California
Tax Exempt Bond Fund, Inc.


[INSERT PLOT POINTS]


Comparison of change in value of $10,000 investment in the fund and the Lehman Brothers Municipal Bond Index


-----------------------------------------------------------------------
Average Annual Total Returns as of 5/31/99
                     1 Year              5 Years             Ten Years
-----------------------------------------------------------------------
Fund                  3.81%               5.53%                6.26%

*Source: Lehman Brothers

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus California Tax Exempt Bond Fund, Inc. on 5/31/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and its performance shown in the line graph takes into account fees and expenses. The Lehman Brothers Municipal Bond Index is not limited to investments principally in California municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers Municipal Bond Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 1999

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments--97.4%                            Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
California--96.7%
Alameda Corridor Transportation Authority, Revenue
  5%, 10/1/2012 (Insured; MBIA)                                  10,385,000      10,610,043
Alameda County, COP:
  7.25%, 12/1/2014 (Insured; BIGI)
    (Prerefunded 12/1/2000) a                                     5,980,000       6,435,437
  7.25%, 12/1/2015 (Insured; BIGI)
    (Prerefunded 12/1/2000) a                                     4,045,000       4,353,067
Anaheim Public Finance Authority, Tax Allocation Revenue,
  6.45%, 12/28/2018 (Insured; MBIA)                              20,000,000      22,623,000
Berkeley, Health Facilities Revenue
  (Alta Bates Medical Center)  6.55%, 12/1/2022
  (Prerefunded 12/1/2002) a                                      17,000,000      18,852,490
Brea Public Finance Authority, Revenue, Tax Allocation
  (Redevelopment Project):
    6.75%, 8/1/2022 (Insured; MBIA)
      (Prerefunded 8/1/2001) a                                    4,625,000       5,018,033
    6.75%, 8/1/2022 (Insured; MBIA)                               1,775,000       1,911,870
California:
  5.5%, 4/1/2010 (Insured; MBIA)                                 17,580,000      19,019,099
  5.25%, 6/1/2016                                                10,000,000      10,132,400
  4.75%, 4/1/2022                                                10,000,000      9,344,800
  4.25%, 10/1/2026 (Insured; MBIA)                               17,000,000      14,535,000
California Department of Transportation, COP
  5.25%, 3/1/2016 (Insured; MBIA)                                13,320,000      13,506,746
California Department of Water Resources, Water
  System Revenue
  (Central Valley Project) 5.125%, 12/1/2012                     10,000,000      10,294,900
California Educational Facilities Authority, Revenue:
  (California Institute of Technology) 4.25%, 10/1/2028          50,565,000      43,069,244
  (Claremont Colleges Pooled Facilities) 6.375%, 5/1/2022
    (Prerefunded 5/1/2002) a                                      3,655,000       3,979,089
  (Stanford University) 5.25%, 12/1/2013                         11,250,000      11,901,600
California Health Facilities Financing Authority, Revenue:
  (Adventist Health System-West):
    6.40%, 3/1/2002 (Insured; MBIA)                               1,955,000       2,076,054
    6.50%, 3/1/2003 (Insured; MBIA)                               2,140,000       2,271,417
  (Kaiser Permanente) 5.25%, 6/1/2012 (Insured; FSA)             10,105,000      10,416,133
  (Saint Joseph's Health System) 6.75%, 7/1/2021
    (Prerefunded 7/1/2001) a                                      8,500,000       9,194,960
  (San Diego Hospital Association) 6.125%, 8/1/2022
    (Insured; MBIA)                                               4,250,000       4,574,913
    (Stanford University):
      6.50%, 11/1/2020 (Prerefunded 11/1/2000) a                  8,975,000       9,543,656
      6.50%, 11/1/2020 (Prerefunded 11/1/2002) a                  1,025,000       1,114,944

                                                                     The Fund  7

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
California (continued)
California Housing Finance Agency:
  Home Mortage Revenue:
    6.30%, 2/1/2008                                               2,445,000       2,600,649
    6.35%, 2/1/2009                                               2,600,000       2,765,230
    6.40%, 2/1/2010                                               2,740,000       2,913,853
    8.30%, 8/1/2019                                                  60,000          61,283
    6.70%, 8/1/2025                                               7,915,000       8,452,191
    7.125%, 2/1/2026                                              2,050,000       2,163,017
    6.55%, 8/1/2026                                              11,225,000      11,991,443
    6.15%, 8/1/2027 (Insured; MBIA)                              10,000,000      10,644,800
    6.40%, 8/1/2027 (Insured; MBIA)                              19,785,000      21,170,346
    7.65%, 8/1/2029                                               6,420,000       6,572,026
  MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                           7,150,000       7,590,369
  Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015               3,140,000       3,336,250
  Single Family Mortgage:
    6.25%, 8/1/2014 (Insured; AMBAC)                              3,285,000       3,435,026
    6.30%, 8/1/2024                                               8,000,000       8,446,960
    6.45%, 8/1/2025                                              15,355,000      16,311,463
California Pollution Control Financing Authority:
  PCR (Pacific Gas & Electric Co.)
    6.35%, 6/1/2009 (Insured; MBIA)                               5,000,000       5,447,400
  (San Diego Gas and Electric) 5.90%, 6/1/2014
    (Insured; MBIA)                                              48,330,000      53,998,142
  (Southern California Edison Co.):
    6.40%, 12/1/2024                                             12,600,000      13,637,988
    6.40%, 12/1/2024 (Insured; AMBAC)                             4,125,000       4,485,938
  SWDR (Browning Ferris Industry, Inc.):
    5.80%, 12/1/2016                                             16,060,000      16,188,319
    6.75%, 9/1/2019                                               3,400,000       3,665,030
California Public Works Board, LR:
  (Department of Corrections, California State Prison,
    Susanville) 5.25%, 6/1/2015 (Insured; FSA)                    5,455,000       5,680,510
  (Department of Corrections, Calipatria State Prison,
    Imperial County) 6.50%, 9/1/2017 (Insured; MBIA)             13,000,000      15,307,110
  (Various University of California Projects)
    5.50%, 6/1/2014                                               5,000,000       5,363,000
    6.375%, 10/1/2019 (Prerefunded 10/1/2004) a                  12,775,000      14,463,600
California Statewide Community Development Authority, Revenue:
  COP (Saint Joseph Health System)
    6.50%, 7/1/2015 (Prerefunded 7/1/2004) a                      7,000,000       7,932,190
  (Sherman Oaks Project):
    5.50%, 8/1/2013 (Insured; AMBAC)                              5,805,000       6,213,730
    5%, 8/1/2018 (Insured; AMBAC)                                12,000,000      11,817,360

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
California (continued)
Central Coast Water Authority, Revenue (State Water Project)
  5%, 10/1/2016 (Insured; AMBAC)                                 10,200,000      10,146,654
Chico Public Financing Authority, Revenue
  (Southeast Chico Redevelopment Project)
  6.625%, 4/1/2021 (Insured; FGIC)                                2,000,000       2,088,620
Contra Costa County, COP (Merrithew Memorial Hospital)
  6.60%, 11/1/2012 (Prerefunded 11/1/2002) a                     10,000,000      11,099,200
Corona Community Facilities District, Special Tax:
  7.60%, 9/1/2013                                                 5,755,000       5,895,767
  7.60%, 9/1/2017                                                 3,000,000       3,071,730
  7.70%, 9/1/2019                                                 2,000,000       2,047,960
Delano, COP (Delano Regional Medical Center)
  5.25%, 1/1/2018                                                10,000,000       9,531,700
East Bay Municipal Utility District,
  Water System Revenue (Insured; MBIA) 4.75%, 6/1/2034            5,000,000       4,590,200
Emeryville Public Financing Authority, Revenue
  (Shellmound Park Redevelopment Project)
    6.80%, 5/1/2024 (Prerefunded 5/1/2004) a                      2,365,000       2,703,479
Folsom Community Facilities District Number 3, Special Tax
  7.80%, 12/1/2015 (Prerefunded 12/1/1999) a                      1,900,000       1,999,389
Fontana, Special Tax
  5.25%, 9/1/2017                                                14,000,000      14,171,080
Foothill Eastern Transportation Corridor Agency,
  Toll Road Revenue
  6%, 1/1/2016                                                    9,250,000      10,030,700
Fresno, Sewer Revenue 5.25%, 9/1/2019 (Insured; AMBAC)            9,400,000       9,629,924
Hesperia Water District, COP
  (Water Facilities Improvement Project) 7.15%, 6/1/2026
  (Insured; FGIC) (Prerefunded 6/1/2001) a                        4,500,000       4,937,130
Inglewood, HR (Daniel Freeman Hospital, Inc.)
  6.75%, 5/1/2013 (Prerefunded 5/1/2001) a                        6,300,000       6,786,738
Lake Elsinore Public Financing Authority, Tax Allocation Revenue
  (Lake Elsinore Redevelopment Project)
  6.25%, 2/1/2019 (Insured; FGIC)                                 4,220,000       4,378,461
Loma Linda, HR (Loma Linda University Medical Center Project)
  7%, 12/1/2015 (Insured; AMBAC)                                 12,355,000      12,815,100
Los Angeles Community Redevelopment Agency, Tax Allocation
  (Hollywood Redevelopment Project) 6.10%, 7/1/2022
  (Insured; MBIA) (Prerefunded 7/1/2002) a                        4,900,000       5,327,133
Los Angeles County, COP
  (Disney Parking Project) 6.50%, 3/1/2023
  (Prerefunded 3/1/2003) a                                        7,440,000       8,250,737

                                                                     The Fund  9

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
California (continued)
Los Angeles County Metropolitan Transportation Authority,
  Sales Tax Revenue:
    5%, 7/1/2013 (Insured; AMBAC)                                12,800,000      12,976,768
    5.25%, 7/1/2013 (Insured; MBIA)                               9,700,000      10,000,118
    6%, 7/1/2020  (Insured; MBIA) (Prerefunded 7/1/2006) a       15,000,000      16,845,450
Los Angeles Department Water and Power,
  Waterworks Revenue:
    4.50%, 10/15/2024                                            23,300,000      20,788,726
    6.40%, 5/15/2028                                              2,435,000       2,592,301
    6.375%, 7/1/2034 (Insured; MBIA)                             10,000,000      11,242,400
Los Angeles Harbor Department, Revenue:
  6%, 8/1/2012                                                    8,900,000       9,624,104
  6.625%, 8/1/2019 (Insured; AMBAC)                               6,000,000       6,528,300
  6.625%, 8/1/2025                                               18,280,000      19,861,037
Los Angeles Municipal Improvement Corporation, LR
  (Central Library Project):
    6.30%, 6/1/2016                                               3,500,000       3,722,845
    6.30%, 6/1/2018                                               4,250,000       4,523,105
    6.35%, 6/1/2020                                               7,700,000       8,198,729
Los Angeles Unified School District:
  5.375%, 7/1/2012 (Insured; FGIC)                                2,500,000       2,631,425
  5.375%, 7/1/2016 (Insured; FGIC)                                4,845,000       4,995,922
Metropolitan Water District of Southern California,
  Waterworks Revenue
  6.75%, 7/1/2018 (Prerefunded 7/1/2001) a                        9,250,000      10,006,280
Modesto, Multi-Family Housing Mortage Revenue,
  6.40%, 6/1/2029                                                 7,723,000       8,044,200
Moulton Niguel Water District, Improvement District Number 6
  7.25%, 4/1/2016 (Insured; AMBAC)
  (Prerefunded 4/1/2000) a                                        5,000,000       5,267,600
Mount Diablo Hospital District, Revenue
  6.125%, 12/1/2020 (Insured; AMBAC)
  (Prerefunded 12/1/2000) a                                       5,000,000       5,300,250
Mount Diablo Unified School District, Community Facilities
  District, Special Tax
  7.05%, 8/1/2020 (Insured; FGIC)
  (Prerefunded 8/1/2000) a                                        3,500,000       3,721,795
M-S-R Public Power Agency, Revenue (San Juan Project)
  5.90%, 7/1/2020                                                19,860,000      19,883,038
Northern California Power Agency, Revenue:
  Multiple Capital Facility
    5.25%, 8/1/2012 (Insured; AMBAC)                              2,500,000       2,602,900

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
California (continued)
Northern California Power Agency, Revenue (continued):
  Power:
    (Hydroelectric Project) 7%, 7/1/2016 (Insured; AMBAC)
      (Prerefunded 1/1/2016) a                                      670,000         826,318
    7.50%, 7/1/2023 (Insured; AMBAC)
      (Prerefunded 7/1/2021) a                                      375,000         486,105
Pasadena Community Development Commission,
  MFHR (Civic Center)
  6.45%, 12/1/2021 (Insured; FSA)                                13,185,000      13,773,315
Port of Oakland, Special Facilities Revenue
  (Mitsui O.S.K. Lines Ltd.)
  6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) b               2,000,000       2,108,440
Rancho Cucamonga Redevelopment Agency, Tax Allocation
  (Rancho Cucamonga Redevelopment Project)
  7.125%, 9/1/2019 (Insured; MBIA)                                2,455,000       2,526,784
Riverside County Asset Leasing Corp., Leasehold Revenue
  (Riverside County Hospital Project)
  6.25%, 6/1/2019 (Prerefunded 6/1/1999) a                        7,500,000       7,501,800
Sacramento City Financing Authority, LR (E.P.A. Building):
  5%, 5/1/2012 (Insured; AMBAC)                                   6,260,000       6,371,678
  5%, 5/1/2013 (Insured; AMBAC)                                   7,210,000       7,300,558
  5%, 5/1/2014 (Insured; AMBAC)                                   7,390,000       7,444,095
Sacramento County, Airport System Revenue
  6%, 7/1/2017 (Insured; MBIA)                                    5,850,000       6,275,120
Sacramento Municipal Utility District, Electric Revenue:
  6.50%, 9/1/2013 (Insured; MBIA)                                 6,930,000       8,179,133
  5.125%, 7/1/2015 (Insured; MBIA)                               15,270,000      15,449,270
  5.20%, 7/1/2017 (Insured; MBIA)                                 5,000,000       5,047,050
Saddleback Community College District, COP
  7%, 8/1/2019 (Insured; BIGI)                                    2,875,000       2,949,405
San Bernardino County, COP:
  (Capital Facilities Project)
    6.875%, 8/1/2024                                              5,000,000       6,238,350
  (West Valley Detention Center) 5.90%, 11/1/2001
    (Insured; MBIA)                                               1,565,000       1,648,681
San Diego, (Undivided Interest Water Utility Fund)
  5.375%, 8/1/2015 (Insured; FGIC)                                6,085,000       6,312,457
San Diego County Water Authority, Water Revenue, COP:
  5%, 5/1/2012 (Insured; FGIC)                                   12,425,000      12,653,372
  5%, 5/1/2013 (Insured; FGIC)                                   12,430,000      12,599,545

                                                                    The Fund  11

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
California (continued)
San Diego Unified School District:
  Zero Coupon, 7/1/2020 (Insured; FGIC)                          10,000,000       3,300,700
  Zero Coupon, 7/1/2022 (Insured; FGIC)                          10,000,000       2,950,100
  Zero Coupon, 7/1/2023 (Insured; FGIC)                          10,000,000       2,793,000
San Elijo Joint Powers Authority, Revenue
  (San Elijo Water Pollution Control Project) 7%, 3/1/2020
  (Insured; FGIC) (Prerefunded 3/1/2000) a                        5,500,000       5,767,300
San Francisco City and County, SFMR
  (FNMA/GNMA Mortgage Backed Securities Program)
  7.45%, 1/1/2024                                                   255,000         264,188
San Francisco City and County Airports Commission,
  International Airport Revenue:
    6.10%, 5/1/2003 (Insured; AMBAC)                              3,000,000       3,239,910
    4.50%, 5/1/2012 (Insured; MBIA)                               2,000,000       1,951,100
    4.50%, 5/1/2013 (Insured; MBIA)                              10,000,000       9,672,900
    5%, 5/1/2016 (Insured; FGIC)                                  3,365,000       3,347,771
    4.50%, Issue 20 5/1/2026 (Insured; MBIA)                      6,250,000       5,574,000
    4.50%, Issue 21 5/1/2026 (Insured; MBIA)                     10,670,000       9,515,933
    4.50%, 5/1/2028 (Insured; MBIA)                              10,000,000       8,883,400
    4.50%, 5/1/2029 (Insured: MBIA)                              15,410,000      13,664,355
San Francisco City and County Public Utilities
  Commission, Water Revenue
  6.50%, 11/1/2017 (Prerefunded 11/1/2001) a                      3,500,000       3,802,470
San Francisco State Building Authority, LR
  (San Francisco Civic Center Complex)
  5.25%, 12/1/2016 (Insured; AMBAC)                              30,375,000      30,863,430
San Joaquin Hills Transportation Corridor Agency, Toll
  Road Revenue:
    Zero Coupon, 1/15/2031 (Insured; MBIA)                      115,240,000      21,198,398
    Zero Coupon, 1/15/2034 (Insured; MBIA)                       46,535,000       7,290,173
    Zero Coupon, 1/15/2035 (Insured; MBIA)                       37,445,000       5,560,208
San Marcos Public Facilities Authority, Tax Allocation Revenue
  6%, 1/1/2006 (Insured; FSA) (Prerefunded 1/1/2002) a           10,500,000      11,280,780
San Mateo County, COP (Capital Projects Program)
  6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) a        6,000,000       6,465,660
San Jose Redevelopment Agency, Tax Allocation
  (Merged Area Redevelopment Project)
  4.75%, 8/1/2029 (Insured; AMBAC)                               21,750,000      20,157,248
Santa Barbara, COP (Water System Improvement Project)
  6.70%, 4/1/2027 (Insured; AMBAC)                                4,000,000       4,332,120
Santa Cruz County, COP (Capital Facilities Project)
  6.70%, 9/1/2020 (Insured; MBIA) (Prerefunded 9/1/2001) a        5,000,000       5,431,500

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
California (continued)
Santa Cruz County Public Financing Authority, Revenue
  7.10%, 9/1/2021 (Insured; MBIA)                                 6,500,000       6,721,910
Stockton, Revenue, COP (Wastewater System Project)
  5.125%, 9/1/2016 (Insured; MBIA)                                4,900,000       4,920,433
Southern California Rapid Transportation District, COP
  (Workers Compensation Fund)
  6.50%, 7/1/2007 (Insured; MBIA)                                22,900,000      24,425,140
University of California:
  COP (UCLA Central Chiller/Cogeneration)
  6.25%, 11/1/2009 (Prerefunded 11/1/1999) a                      3,000,000       3,098,100
West Basin Municipal Water District, COP
  6.85%, 8/1/2016 (Insured; AMBAC)
  (Prerefunded 8/1/2000) a                                        6,000,000       6,366,773

U.S. Related--.7%
Puerto Rico Infrastructure Financing Authority, Special
  Tax Revenue
  5%, 7/1/2016 (Insured; AMBAC)                                   8,500,000       8,494,730
Total Long-Term Municipal Investments
  (cost $1,159,258,603)                                                       1,203,318,319
--------------------------------------------------------------------------------------------

Short-Term Municipal Investments--1.6%
--------------------------------------------------------------------------------------------
California
California Economic Development Financing Authority,
  Revenue, VRDN
  (California Independent System Project)
  3.20% (LOC; Bank for American National Trust & Saving
  Association ) b                                                 5,000,000       5,000,000
California Pollution Control Financing Authority
  PCR, VRDN (Pacific Gas & Electric Co.):
    3.35% (LOC; Kredietbank N.V.) b                               4,000,000       4,000,000
    3.40% (LOC; Morgan Guaranty Trust Company) b                  2,500,000       2,500,000
California Statewide Community Development Authority,
  SWFR, VRDN (Chevron U.S.A. Income Project) 3.35% b              1,400,000       1,400,000
Irvine Improvement Bond Act 1915 Limited Obligation
  VRDN (Assessment District 87-8)
  3.25% (LOC; Kredietbank N.V.) b                                 6,700,000       6,700,000
Total Short-Term Municipal Investments
  (cost $19,600,000)                                                             19,600,000
--------------------------------------------------------------------------------------------

Total Investments (cost $1,178,858,603)                               99.0%   1,222,918,319

Cash and Receivables (Net)                                             1.0%      11,937,567

Net Assets                                                           100.0%   1,234,855,886

                                                                    The Fund  13

---------------------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC     American Municipal Bond                LR        Lease Revenue
            Assurance Corporation                MBIA      Municipal Bond Investors
BIGI      Bond Investors Guaranty Insurance                  Assurance Insurance Corporation
COP       Certificate of Participation           MFHR      Multi-Family Housing
FGIC      Financial Guaranty Insurance Company               Revenue
FSA       Financial Security Assurance           PCR       Pollution Control Revenue
FNMA      Federal National Mortgage Association  SFMR      Single Family Mortgage
GNMA      Government National Mortgage                       Revenue
            Association                          SWDR      Solid Waste Disposal Revenue
HR        Hospital Revenue                       SWFR      Solid Waste Facilities Revenue
LOC       Letter of Credit                       VRDN      Variable Rate Demand Notes


-------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's   or    Standard & Poor's        Value (%)
-------------------------------------------------------------------------------
AAA                       Aaa             AAA                           71.7
AA                        Aa              AA                            13.0
A                         A               A                             10.6
BBB                       Baa             BBB                            2.0
F1                        MIG1/P1         SP1/A1                         1.6
Not Ratedc                Not Ratedc      Not Ratedc                     1.1
                                                                       100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities payable on demand. Variable interest rate--subject to periodic change.
c Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
d At May 31, 1999, 34.8% of the fund's net assets are insured by MBIA.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

--------------------------------------------------------------------------------------------------
                                                                            Cost            Value
--------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments            1,178,858,603    1,222,918,319
Receivable for shares of Common Stock subscribed                                           22,167
Interest receivable                                                                    20,996,651
Prepaid expenses                                                                           99,465
                                                                                    1,244,036,602
--------------------------------------------------------------------------------------------------
Liabilities ($):

Due to The Dreyfus Corporation and affiliates                                             693,002
Cash overdraft due to Custodian                                                           973,730
Payable for investment securities purchased                                             7,351,523
Payable for shares of Common Stock redeemed                                                74,746
Accrued expenses                                                                           87,715
                                                                                        9,180,716
--------------------------------------------------------------------------------------------------
Net Assets ($)                                                                      1,234,855,886
--------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                     1,186,445,849
Accumulated undistribued investment income--net                                           476,039
Accumulated net realized gain (loss) on investments                                     3,874,282
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4(b)                                                            44,059,716
--------------------------------------------------------------------------------------------------
Net Assets ($)                                                                      1,234,855,886
--------------------------------------------------------------------------------------------------
Shares Outstanding
(300 million shares of $.01 par value Common Stock authorized)                         83,899,001
Net Asset Value, offering and redemption price per share--Note 3(d) ($)                     14.72


See notes to financial statements.

                                                                    The Fund  15

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Interest Income                                                      67,949,904
Expenses:
Management fee--Note 3(a)                                             7,728,575
Shareholder servicing costs--Note 3(b)                                1,235,516
Custodian fees                                                           90,115
Directors' fees and expenses-Note 3(c)                                   55,262
Professional fees                                                        41,372
Prospectus and shareholders' reports                                     34,585
Registration fees                                                        29,733
Loan commitment fees--Note 2                                              6,282
Miscellaneous                                                            33,197
Total Expenses                                                        9,254,637
Investment Income--Net                                               58,695,267
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4($):
Net realized gain (loss) on investments and options transactions     16,110,687
Net unrealized appreciation (depreciation) on investments           (25,520,707)
Net Realized and Unrealized Gain (Loss) on Investments               (9,410,020)
Net Increase in Net Assets Resulting from Operations                 49,285,247

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------
                                                                          Year Ended May 31,
                                                            ------------------------------------
                                                                     1999                  1998
------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                         58,695,267            63,463,904
Net realized gain (loss) on investments                        16,110,687            23,754,940
Net unrealized appreciation (depreciation)
  on investments                                              (25,520,707)           27,616,214
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                    49,285,247           114,835,058
------------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                                        (58,553,571)          (63,314,051)
Net realized gain on investments                               (3,795,431)              (81,940)
Total Dividends                                               (62,349,002)          (63,395,991)
------------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                                 123,029,082           342,706,207
Dividends reinvested                                           40,028,943            39,899,176
Cost of shares redeemed                                      (225,277,667)         (492,963,526)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                  (62,219,642)         (110,358,143)
Total Increase (Decrease) in Net Assets                       (75,283,397)          (58,919,076)
------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                         1,310,139,283         1,369,058,359
End of Period                                               1,234,855,886         1,310,139,283
Undistributed investment income--net                              476,039               334,343
------------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                     8,226,298            23,402,066
Shares issued for dividends reinvested                          2,673,961             2,710,842
Shares redeemed                                               (15,071,208)          (33,650,961)
Net Increase (Decrease) in Shares Outstanding                  (4,170,949)           (7,538,053)


See notes to financial statements.

                                                                    The Fund  17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

----------------------------------------------------------------------------------------------
                                                            Year Ended May 31,
                                            --------------------------------------------------
                                             1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        14.88      14.32      14.00      14.54      14.59
Investment Operations:
Investment income--net                        .68        .70        .73        .77        .82
Net realized and unrealized gain (loss)
  on investments                             (.12)       .56        .32       (.54)        --
Total from Investment Operations              .56       1.26       1.05        .23        .82
Distributions:
Dividends from investment income--net        (.68)      (.70)      (.73)      (.77)      (.82)
Dividends from net realized gain
  on investments                             (.04)        --         --         --       (.05)
Total Distributions                          (.72)      (.70)      (.73)      (.77)      (.87)
Net asset value, end of period              14.72      14.88      14.32      14.00      14.54
----------------------------------------------------------------------------------------------
Total Return (%)                             3.81       8.89       7.61       1.58       5.93
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .72        .71        .73        .69        .71
Ratio of net investment income
  to average net assets                      4.56       4.77       5.11       5.37       5.77
Portfolio Turnover Rate                     58.49      64.67      60.56      56.12      39.85
----------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)   1,234,856  1,310,139  1,369,058  1,371,274  1,557,754


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original

                                                                    The Fund  19
issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $36,935 during the period May 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 1999, there were no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1999, the fund was charged $647,766 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $291,948 pursuant to the transfer agency agreement.

                                                                    The Fund  21

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 1999, redemption fees retained by the fund amounted to $12,091.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, amounted to $735,560,085 and $708,181,668, respectively.

The fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market. As a writer of options, the fund receives a premium at the outset then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At May 31, 1999, there were no options written outstanding.

(b) At May 31, 1999, accumulated net unrealized appreciation on investments was $44,059,716, consisting of $51,301,412 gross unrealized appreciation and $7,241,696 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus California Tax Exempt Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP
New York, NY
July 2, 1999

                                                                    The Fund  23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 1999:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).

   --the fund hereby designates $.0415 per share as a long-term capital gain distribution of the $.0440 per share paid on December 9, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

For More Information


Dreyfus
California Tax Exempt
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109



To obtain information:

By  telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com



(C) 1999 Dreyfus Service Corporation       928AR995